Commitments and contingencies	12 Months Ended
Dec. 31, 2019
Commitments and contingencies [Line Items]
Commitments and contingencies

29.  Commitments and contingencies

Commitments

(a)Environmental -

The Group’s exploration and exploitation activities are subject to environmental protection standards.

Law No. 28090 regulates the obligations and procedures that must be met by the holders of mining activities for the preparation, filing and implementation of Mine Closure Plans, as well as the establishment of the corresponding environmental guarantees to secure fulfillment of the investments, subject to the principles of protection, preservation and recovery of the environment.

Law No. 28271 regulates environmental liabilities in mining activities. This Law has the objective of ruling the identification of mining activity’s environmental liabilities and financing the remediation of the affected areas. According to this law, environmental liabilities refer to the impact caused to the environment by abandoned or inactive mining operations.

The Group considers that the recorded liability is sufficient to meet the current regulatory environment in Peru.

(b)Leased concessions -

The Group pays 10 percent on the valued production of mineral obtained from the concessions leased by Sindicato Minero Orcopampa S.A. This concession is in force until the year 2043. The payments are included as royalties, see note 23.

(c)Leases

Group as a lessee -

The Group has lease contracts for several of assets used in its operations. Leases of plant and machinery generally have lease terms between 1 and 3 years. The Group also has certain leases of machinery with lease terms of 12 months or less and leases of office equipment with low value. The Group applies the ‘short-term lease’ and ‘lease of low-value assets’ recognition exemptions for these leases.

The carrying amounts of the right-of-use assets and liabilities recognized and the movements during the period are presented in note 11 and note 16, respectively.

Contingencies

(d)Legal procedures -

Buenaventura -

The Group is a party in legal procedures that have arisen in the normal course of its activities. Nevertheless, in the opinion of Buenaventura’s Management, none of these procedures, individually or as a whole, could result in material contingencies for the consolidated financial statements.

The possible contingencies amount to US$3.0 million and US$2.9 million as of December 31, 2019 and 2018, respectively.

Yanacocha -

Conga project Constitutional claim -

On October 18, 2012, Marco Antonio Arana Zegarra filed a constitutional claim against the Ministry of Energy and Mines and Yanacocha requesting the Court to order the suspension of the Conga project as well as to declare not applicable the October 27, 2010 directorial resolution approving the Conga Project Environmental Impact Assessment (“EIA”).

On October 23, 2012, a Cajamarca judge dismissed the claims based on formal grounds finding that: (i) plaintiffs had not exhausted previous administrative proceedings; (ii) the directorial resolution approving the Conga EIA is valid, and was not challenged when issued in the administrative proceedings; (iii) there was inadequate evidence to conclude that the Conga project is a threat to the constitutional right of living in an adequate environment and; (iv) the directorial resolution approving the Conga project EIA does not guarantee that the Conga project will proceed, so there was no imminent threat to be addressed by the Court. The plaintiffs appealed the dismissal of the case. The Civil Court of the Superior Court of Cajamarca confirmed the above mentioned resolution and the plaintiff presented an appeal.

On March 13, 2015, the Constitutional Court published its ruling stating that the case should be sent back to the first court with an order to formally admit the case and start the judicial process in order to review the claim and the proofs presented by the plaintiff. Yanacocha has answered the claim. Yanacocha cannot reasonably predict the outcome of this litigation. The Group has not established a provision in the accompanying financial statements for a loss arising from this contingency, which it does not consider probable.

Environmental contingences -

The Peruvian government agency responsible for environmental evaluation and inspection, “Organismo Evaluacion y Fiscalizacion Ambiental” (“OEFA”), conducts periodic reviews of the Yanacocha site. From 2011 to 2019, OEFA issued notices of alleged violations of OEFA standards to the Company relating to past inspections. OEFA has resolved with minimal or no findings.

In 2015 and 2016, the Autoridad Nacional del Agua of Cajamarca issued notices of alleged regulatory violations, and resolved some allegations in 2017 with no findings. The experience with OEFA and the Autoridad Nacional del Agua is that in the case of a finding of violation, remedial action is often the outcome rather than a significant fine.

The alleged OEFA violations currently range from zero to 17,642 tax units and the Autoridad Nacional del Agua alleged violations range from zero to 10 tax units, being each tax unit equivalent to approximately US$1,260 based on current exchange rates. Yanacocha is responding to all notices of alleged violations, but cannot reasonably predict the outcome of the agency allegations with potential fine for pending matters of US$0 to US$22.2, which it does not consider probable.

(e)Open tax procedures –

Buenaventura –

-During 2012 and 2014, the “Superintendencia Nacional de Aduanas y de Administración Tributaria” (SUNAT) reviewed the income tax for 2007 and 2008. As a result, SUNAT does not recognize tax declared deductions by S/1,056,310,000 (equivalent to US$318,453,000) in the year 2007 and S/1,530,985,000 (equivalent to US$461,557,000) for the year 2008. The main unrecognized deduction is the payment made for the removal of the price component of its commercial contracts of gold. In the opinion of management and its legal counsel, the objections are unfounded so Buenaventura should get a favorable result in the initiated claim process.

In November 2018, the Tax Court resolved the appeal proceedings not recognizing the contracts of physical deliveries and the contractual obligation and considers that the payments correspond to an advance financial settlement of Contracts of Derivative Financial Instruments and that the Company would not have accredited the purpose of hedge and the risks covered. The Company’s Management with the support of its legal advisers initiated various administrative and judicial actions to present their arguments and defend their rights. These disputes would be resolved in judicial instances in the Judicial Power. As of December 31, 2019, the total possible contingencies related to these audits amount to S/1,514 million (equivalent to US$456 million).

-During 2015, SUNAT reviewed the income tax of 2009 and 2010. As a result, they did not recognize Buenaventura declared tax deductions by S/76,023,000 (equivalent to US$22,919,000) and the compensation of tax losses for S/561,758,000 (equivalent to US$169,357,000). The main unrecognized deductions by Buenaventura are: the non-deductibility of bonuses paid to contractors, a provision of doubtful accounts not accepted as an expense and income unduly deducted. In the opinion of Management and its legal counsel, Buenaventura should get a favorable result in the initiated claim process.

In December 2018, the Tax Court resolved the appeal files confirming reparations for S/70,277,000 (equivalent to US$21,187,000) basically related to the provision for collection of doubtful debts as an expense and unfounded income unduly deducted. To date, the Company’s Management, with the support of its legal advisors, has initiated administrative and judicial actions to present its arguments and make its rights prevail. These disputes would be resolved in judicial instances in the Judicial Power. As of December 31, 2019, the total possible contingencies related to these audits amount to S/515 million (equivalent to US$155 million).

In December 2019, Tax Administration initiated actions of forced collection of interest and fines for the reliquidation that it has made of prepayments from January to December 2009 and January to February 2010. These are based on the 2007 and 2008 annual tax fiscal years, which were recalculated by SUNAT with the objections mentioned in the first and second paragraphs and which are questioned in the judicial process. On December 20, 2019, SUNAT executed the forced collection of debt amounting to S/120,262,000 (equivalent to US$36,322,000). In opinion of the legal advisors of the Company, favorable results should be obtained in the judicial process that has been initiated, therefore an account receivable have been registered in the heading "Trade and other accounts receivable, net", see note 7(g).

-During the year 2018, the Tax Administration has audited the income tax declaration for 2014. As a result of this audit, SUNAT does not recognize the Company deductions declared for S/94,898,000 (equivalent to US$28,610,000). The main disagreements are related to the non-deductibility of bonus paid to contractors, which also affects the compensation of tax losses that can be withheld and the use of balances in favor that are not recognized by SUNAT. In the opinion of the Management and its legal advisors, these repairs are not supported, so that a favorable result in the claim process that they have initiated will be obtained.

-During the year 2019, the Tax Administration reviewed the income tax of the year 2013. As a result, SUNAT did not recognize Buenaventura declared tax deductions by S/148,730,000 (equivalent to US$44,839,000). The main unrecognized deductions by Buenaventura are the non-deductibility of bonuses paid to contractors, the compensation of tax losses that can be withheld and the use of balances in favor that are not recognized by SUNAT. In the opinion of Management and its legal counsel, Buenaventura should get a favorable result in the initiated claim process.

-During the year 2019, the Tax Administration reviewed the income tax of the year 2014. As a result, SUNAT did not recognize Buenaventura declared tax deductions related to the non-deductibility of bonus paid to contractors for S/2,067,000 (equivalent to US$623,000). In the opinion of Management and its legal counsel, Buenaventura should get a favorable result in the initiated claim process.

The Company's Management and its legal advisors are of the opinion that the results of the procedures in the various instances will be favorable to the Company, which is why they consider that it is not necessary to recognize any provision for these contingencies.

Subsidiaries –

Sociedad Minera El Brocal S.A.A. –

-On May 30, 2014, SUNAT issued tax and fines assessments for the 2011 income tax of El Brocal. Within the terms of law, El Brocal filed an appeal that is pending resolution to date. It should be noted that on June 18, 2014, El Brocal decided to pay under protest the income tax assessment by S/8,333,000 (equivalent to US$2,512,000) so it can have access to a discount benefit of the fine. This payment is recorded as part of account receivables as “Trade and other accounts receivable , net", see note 7(g).

-On January 8, 2015, SUNAT notified to the subsidiary El Brocal a tax assessment for the 2012 income tax, which was claimed by the subsidiary and rejected by SUNAT. In addition, SUNAT notified a tax assessment for income tax pre-payments from January to December 2012, which amounts to S/4,030,000 (equivalent to US$1,215,000). El Brocal has filed an appeal to the Tax Court, which is pending resolution.

-On June 14, 2017, the Tax Administration notified El Brocal determinations and fine resolutions as a result of the inspection procedure initiated by the 2013 income tax where the balances in favor and the taxable tax loss are repaired. These resolutions were claimed without favorable results. On January 24, 2018, El Brocal filed the appeal before the Tax Court.

-On May 13, 2019, the Tax Court notified El Brocal through Resolution No. 3062-3-2019 that accumulated the appeal files of the taxable years 2011, 2012 and 2013; and resolves to nullify the repair of the expense for food and confirms the observations related to the loss by derivative financial instruments and the expense of the payment in mining royalties of the 2011 fiscal year and its incidence in the 2012 and 2013 fiscal years.

As a result of the resolution, the Tax Administration has notified compliance resolutions by relieving income tax and the effects on payments on account for the years 2011, 2012 and 2013. The Brocal has filed an appeal to the Tax Court.

On August 9, 2019, El Brocal filed an administrative contentious lawsuit against the decision of the Tax Court since El Brocal had credited with reliable documentation the basis for the observations on the loss in derivative financial instruments and mining royalties.

As of December 31, 2019, the possible contingencies held by El Brocal amount to S/7,014,000 (equivalent to US$2,114,000).

El Brocal’s legal advisors believe that the outcome of these proceedings will be favorable and therefore, it is not necessary to recognize a provision for these contingencies.

During the year 2019, the Tax Administration has reviewed the income tax stament for the year 2015. As a result of this review, SUNAT has verified on December 31, 2019 the determination and fine resolutions where it questions the depreciation rate of two tailings and the deduction of the development costs of Smelter Project for a total S/13,930,000 (equivalent to US$4,200,000) determining a debt of S /3,412,000 (equivalent to US$1,029,000). The Management of El Brocal and its legal advisors considered that the reparations are not supported by what they have started the claim process.

On January 27, 2020, El Brocal has canceled the fine resolution with the resolution to benefit from the reduction of the fine. The amount disbursed of S/1,456,000 (equivalent to US$439,000) has been recorded as an account receivable in the financial statements of El Brocal.

Minera La Zanja S.R.L. -

During the years 2016, 2017 and 2018, SUNAT audited the income tax for the years 2013 and 2015; as a result, SUNAT does not recognize deductions declared for La Zanja. The main challenge is related to the deduction of development costs incurred for S/2,952,000 (equivalent to US$890,000) as of December 31, 2019 (S/2,692,000 equivalent to US$797,000 as of December 31, 2018). In Management´s opinion and its legal advisors, this interpretation is not supported and the subsidiary would obtain a favorable result in the claim process that has started.

Empresa de Generación Huanza S.A. -

During 2015, SUNAT audited the 2014 income tax of the subsidiary Huanza. As a result, a portion of the depreciation of its fixed assets is not recognized for S/27,532,000 (equivalent to US$8,300,000). The possible contingency amounts to S/6,999,000 (equivalent to US$2,110,000) as of December 31, 2019 (S/6,396,000 equivalent to US$1,893,000 as of December 31, 2018). In the opinion of Huanza´ Management and its legal advisors, this interpretation has no basis and therefore, Huanza would obtain a favorable result in the appeal process that has begun.

Río Seco S.A.-

The Customs Division of the SUNAT has determined an alleged omission in the payment of the General Sales Tax of S/1,815,000 (equivalent to US$547,000) in an import made in 2012 of certain equipment for the construction of The Industrial Plant. SUNAT supported its position that Rio Seco should have included the amount of the consideration paid by Río Seco for the engineering services provided by its suppliers abroad in the customs value. In the opinion of Management and its legal advisors, this observation is not substantiated and a favorable ruling should be obtained in the complaint and appeal process.

On March 13, 2019, the Tax Court notified Resolution No. 0844-A-2019 that confirmed the observation of the Tax Administration.

On May 17, 2019, the Tax Administration initiated the coercive collection actions of the tax debt. Río Seco initiated several administrative and judicial actions to suspend the collection, without favorable results. During July to September 2019, Tax Administration has executed the forced collection of the tax debt amounting to S/11,153,000 (equivalent to US$3,368,000), see note 7(g). In the opinion of the legal advisors of Río Seco, a favorable result should be obtained in the judicial process that has been initiated, so that said collection has been recorded in the heading “Trade and other receivables, net”.

On June 13, 2019, Rio Seco has filed an administrative contentious lawsuit against the Tax Court’s Resolution so that the Judicial Power declares its nullity and ignore the Tax Administration's objection.

Other subsidiaries -

In addition, SUNAT has issued tax assessments as a result of the audit of income taxes of other subsidiaries for S/4,654,000 (equivalent to US$1,403,000). In the opinion of the Management and its legal advisors, the assessments are of possible occurrence; however, the subsidiaries expect to obtain a favorable outcome in the appeal processes initiated.

Associates -

Cerro Verde -

Mining Royalties

On June 23, 2004, Law 28528 was approved, which requires the holder of a mineral concession to pay a royalty in return for the exploitation of metallic and non-metallic minerals. The royalty is calculated using rates ranging from 1% and 3%  of the value of concentrate or its equivalent according to the international price of the commodity published by the Ministry of Energy and Mines. Prior to January 1, 2014, Cerro Verde determined that these royalties were not applicable because it operated under the 1998 Stability Agreement with the Peruvian government. However, beginning January 1, 2014, Cerro Verde began paying royalties calculated on operating income with rates between 1% and 12% and a new special mining tax for its entire production basis under its current 15-year stability agreement, which became effective January 1, 2014.

SUNAT has assessed mining royalties on materials processed by Cerro Verde´s concentrator, which commenced operations in late 2006. These assessments cover the period December 2006 to December 2013. Cerro Verde contested each of these assessments because it believes that its 1998 stability agreement exempts from royalties all minerals extracted from its mining concession, irrespective of the method used for processing such minerals. No assessments can be issued for years after 2013, as Cerro Verde began paying royalties on all of its production in January 2014 under its new 15‑year stability agreement.

On October 29, 2019, Cerro Verde completed payments of the disputed assessments related to mining royalties for the period December 2006 to December 2008 that were under an installment program since 2014. Under this installment program, Cerro Verde made payments totaling S/711.1 million (US$221.9 million based on the date of payment exchange rate and US$214.4 based on the December 31, 2019, exchange rate).

With respect to the judiciary appeal related to disputed royalty assessments for the year 2006-2007, on August 9, 2017, the Cerro Verde filed a cassation appeal before the Supreme Court against the resolution issued by the Seventh Contentious Administrative Court, which was admitted in December 2017. The oral hearing before the Supreme Court took place on November 20, 2018 and their decision is pending.

In September 2018, the Peruvian Tax Tribunal confirmed SUNAT’s resolution that ordered the payment of royalties and denied Cerro Verde’s request to waive penalties and interest for the period January 2009 through September 2011. Cerro Verde elected not to appeal the Peruvian Tax Tribunal’s decision to the Peruvian Judiciary and in early 2020, Cerro Verde initiated international arbitration.

On October 2018, SUNAT notified Cerro Verde demands for payments based on the Tax Tribunal’s decisions for the period January 2009 to September 2011. Cerro Verde requested, and was granted two installment payment programs, including a six-month deferral and 66 equal monthly payments for each one, for the period January 2009 through September 2011. Total debt as of December 31, 2019 is S/1.0 billion (approximately US$314.1 million based on the December 31, 2019, exchange rate, including deferred interest, interest and penalties of US$202.8 million). As of December 31, 2019 Cerro Verde has made payments totaling S/315.1 million (US$94.7 million based on the date of payment exchange rate and US$95.0 million based on the December 31, 2019, exchange rate).

On January 18, 2018, Cerro Verde received assessments from SUNAT related to mining royalties for the fourth quarter of 2011, on February 15, 2018, Cerro Verde appealed these assessments and SUNAT issued resolutions denying this appeal. On November 21, 2018, Cerro Verde appealed SUNAT’s resolution to the Tax Court. On December 4, 2019, Cerro Verde received a resolution denying the appeal of assessments for the fourth quarter of 2011. On December 18, 2019, SUNAT notified Cerro Verde of its demands for payment and on December 26, 2019, Cerro Verde paid the total debt of S/57.6 million (US$17.3 million based on the date of payment exchange rate and US$17.4 million based on the December 31, 2019, exchange rate). Also, on January 18, 2018, Cerro Verde received assessments from SUNAT related to special mining tax from the fourth quarter of 2011 to the fourth quarter of 2012. Cerro Verde appealed these assessments and SUNAT issued resolutions denying this appeal. Consequently, Cerro Verde appealed these assessments to the Tax Court which was also denied the appeal in July 2019. Cerro Verde then requested, and was granted installment an installment payment program, including a six-month deferral and 66 equal monthly payments, for the fourth quarter of 2011 through the fourth quarter of 2012. Total debt as of December 31, 2019, is S/255.8 million (approximately US$77.1 million based on the December 31, 2019, exchange rate, including deferred interest, interest and penalties of US$40.5 million). Payments for this installment program will start in the first quarter of 2020.

On April 18, 2018, Cerro Verde received assessments from SUNAT related to mining royalties for the year 2012. On May 17, 2018, Cerro Verde appealed these assessments. On January 23, 2019, Cerro Verde received a resolution issued by SUNAT denying the appeal of assessments for the year 2012. Cerro Verde decided not to appeal these resolutions. Cerro Verde requested, and was granted an installment payment program, including a six-month deferral and 66 equal monthly payments,  for the year 2012. Total debt as of December 31, 2019, is S/266.1 million (approximately US$80.2 million based on the December 31, 2019, exchange rate, including deferred interest, interest and penalties of US$45.7 million). Cerro Verde has made payments totaling S/65.7 million (US$19.5 million based on the date of payment exchange rate and US$19.8 million based on the December 31, 2019, exchange rate).

On October 10, 2018, Cerro Verde received assessments from SUNAT related to mining royalties and special mining tax for the year 2013. On November 7, 2018, Cerro Verde appealed these assessments. On May 28, 2019, Cerro Verde received resolutions issued by SUNAT denying the appeal of these assessments for the year 2013. Cerro Verde decided not to appeal these resolutions. Cerro Verde requested, and was granted two installment payment programs, including a six-month deferral and 66 equal monthly payments for each one, for the year 2013. As of December 31, 2019, the amount of these assessments, including interest and penalties for mining royalties for the year 2013 is S/183.9 million (approximately US$55.4 million based on the December 31, 2019, exchange rate including interest and penalties of US$29.5 million) and for special mining tax for the year 2013 is  S/151.0 million (approximately US$45.5 million based on the December 31, 2019, exchange rate including interest and penalties of US$22.1 million). Payments for these installment programs will start in the first quarter of 2020.

In December of 2017, as a result of the unfavorable Supreme Court decision on the 2008 royalty matter, Cerro Verde requested the return of the amounts that would have been in excess for FONAVI (National Housing Fund) (December 2012 to December 2013), GEM (fourth quarter 2011 until the fourth quarter 2012) and customs duties (2013).

Other assessments received from SUNAT

Cerro Verde has also received assessments from SUNAT for additional taxes (other than the mining royalty), including penalties and interest. Cerro Verde has filed or will file objections to the assessments because it believes it has properly determined and paid its taxes. A summary of these assessments follows:

		Penalty and
Year	Taxes	interest	Total
	US$(000)	US$(000)	US$(000)

2003 – 2005	8,857	39,196	48,053
2006	10,990	51,943	62,933
2007	12,376	17,845	30,221
2008	20,797	12,968	33,765
2009	56,388	51,219	107,607
2010	62,581	107,324	169,905
2011	49,055	65,189	114,244
2012	51,981	11,257	63,238
2014 - 2019	38,975	—	38,975

	312,000	356,941	668,941

As of December 31, 2019, Cerro Verde has paid US$396.5 million from which US$186.6 million Cerro Verde considers will be recovered.

Yanacocha -

The Tax Administration challenged the withholding tax rate applied on the technical assistance services provided by a non-resident supplier in the years 2002 and 2003. The services were executed in Peru and also abroad; however, Yanacocha was not able to prove that during the tax audit. Based on that, the Tax Administration considers that the services were wholly executed in Peru; therefore, the withholding tax rate should be 30% instead of 12%. Currently there is no contingency in this regard. The tax liability has been paid by Yanacocha.

In 2000, Yanacocha paid a total of US $29 million to assume their respective contractual positions in mining concession agreements with Chaupiloma Dos de Cajamarca S.M.R.L. The contractual rights allowed Yanacocha the opportunity to conduct exploration on the concessions, but not a purchase of the concessions. The tax authority alleges that the payments were acquisitions of mining concessions requiring the amortization of the amounts under the Peru Mining Law over the life of the mine. Yanacocha expensed the amounts at issue in the initial year since the payments were not for the acquisition of a concession but rather these expenses represent the payment of an intangible and therefore, amortizable in a single year or proportionally for up to ten years according to Income Tax Law. In 2010, the Tax Court in Peru ruled in favor of Yanacocha and the tax authority appealed the issue to the judiciary. The first appellate court confirmed the ruling of the Tax Court in favor of Yanacocha. However, in November, 2015, a Superior Court in Peru made an appellate decision overturning the two prior findings in favor of Yanacocha. Yanacocha has appealed the Superior Court ruling to the Peru Supreme Court. On January 18, 2019, the Peru Supreme Court issued notice that three judges support the position of the tax authority and two judges support the position of Yanacocha. Because four votes are required for a final decision, an additional judge was selected to issue a decision and the parties conducted oral arguments in April 2019. In early February 2020, the additional judge ruled in favor of the tax authority, finalizing a decision of the Peru Supreme Court against Yanacocha. Yanacocha will file an action objecting to the fines and interest associated with the underlying decision of the Peru Supreme Court. The potential liability in this matter is in the form of fines and interest in an amount up to US$61 million. It is not possible to fully predict the outcome of this litigation.

(f)Uncertain tax treatment –

The Group determines whether to consider each uncertain tax treatment separately or together with one or more other uncertain tax treatments and uses the approach that better predicts the resolution of the uncertainty. The Group determined, based on its tax compliance and transfer pricing study that it is probable that its tax treatments (including those for the subsidiaries) will be accepted by the taxation authorities.

Letters of credit

(g)Letters of credit –

The Group maintains letters of credit with regional governmets and others for US$361,000.

(h)Letters of credit solidarity –

As of December 31, 2019, the Group maintains letters of credit solidarity in favor of the Ministry of Energy and Mines for amount of US$557,000 and US$23,696,000, a favor from its subsidiary Compañía Minera Colquirrumi S.A. and its associate Compañía Minera Coimolache S.A., respectively.

Minera Yanacocha SRL and subsidiary [Member]
Commitments and contingencies [Line Items]
Commitments and contingencies

21.  Commitments and contingencies

Unitization of properties -

In December 2000, as a result of the unitization plan carried out by the Partners, the Company signed several asset transfer and mining lease agreements with related entities. The main conditions are:

-      The Company must pay to Chaupiloma, 3% of the quarterly net sales, according to the lease agreement. The mining rights subject to this 3% royalty are those identified in the lease agreement as part of the “Area of Influence of Chaupiloma”. Some of these mining rights are in exploitation and the rest of them in exploration.

-      The Company must pay to Los Tapados S.A., 3% of the quarterly net sales proceeds of mineral extracted from the transferred and leased concessions of Los Tapados S.A. The transferred and leased concessions of Los Tapados S.A. are also subject to a previously existing royalty on the minerals. These mining rights are in exploitation and others inactive.

Legal proceedings -

Conga project Constitutional claim -

On October 18, 2012, Marco Antonio Arana Zegarra filed a constitutional claim against the Ministry of Energy and Mines and Yanacocha requesting the Court to order the suspension of the Conga project as well as to declare not applicable the October 27, 2010, directorial resolution approving the Conga project Environmental Impact Assessment (“EIA”). On October 23, 2012, a Cajamarca judge dismissed the claims based on formal grounds finding that: (i) plaintiffs had not exhausted previous administrative proceedings; (ii) the directorial resolution approving the Conga EIA is valid, and was not challenged when issued in the administrative proceedings; (iii) there was inadequate evidence to conclude that the Conga project is a threat to the constitutional right of living in an adequate environment and; (iv) the directorial resolution approving the Conga project EIA does not guarantee that the Conga project will proceed, so there was no imminent threat to be addressed by the Court. The plaintiffs appealed the dismissal of the case. The Civil Court of the Superior Court of Cajamarca confirmed the above mentioned resolution and the plaintiff presented an appeal. On March 13, 2015, the Constitutional Court published its ruling stating that the case should be sent back to the first court with an order to formally admit the case and start the judicial process in order to review the claim and the proofs presented by the plaintiff. Yanacocha has answered the claim. Neither the Company nor Yanacocha can reasonably predict the outcome of this litigation.

The Company has not established a provision in the accompanying financial statements for a loss arising from this contingency, which it does not consider probable.

Environmental -

The Peruvian government agency responsible for environmental evaluation and inspection, Organismo Evaluacion y Fiscalizacion Ambiental (“OEFA”), conducts periodic reviews of the Yanacocha site. In 2011 to 2019, OEFA issued notices of alleged violations of OEFA standards to Yanacocha and Conga relating to past inspections. OEFA has resolved some alleged violations with minimal or no findings. In 2015 and 2016, the water authority of Cajamarca issued notices of alleged regulatory violations, and resolved some allegations in 2017 with no findings. The experience with OEFA and the water authority is that in the case of a finding of violation, remedial action is often the outcome rather than a significant fine. The alleged OEFA violations currently range from zero to 17,642 units and the water authority alleged violations range from zero to 10 units, with each unit having a potential fine equivalent to approximately 1,260 dollars based on current exchange rates with a total potential fine amount for outstanding matters of (US$0 to US$22,200). Yanacocha and Conga are responding to all notices of alleged violations, but cannot reasonably predict the outcome of the agency allegations.

The Company has not established a provision in the accompanying financial statements for a loss arising from this contingency, which it does not consider probable.

Open tax procedures -

The Tax Authority has the right to examine, and, if necessary, amend the Company’s income tax provision for the last four years. The Company’s income tax filings for the years 2014 through 2017 are open to examination by the tax authorities. For value added tax, the periods open for examination are the years 2015 through 2018. To date, National Tax Supervisor “SUNAT” has concluded its review of the Company’s tax exams through the year 2013. For years 2003 and 2009, the Company is in the claim and appeal process.

In the Company Management’s and legal advisors’ opinion, there are sound legal grounds to sustain the Company’s tax positions; as a result, Management expects to obtain favorable results on these processes and any additional tax assessment would not be significant to the consolidated financial statements.

For the periods pending of examination, due to the many possible interpretations of current legislation, it is not possible to determine whether or not future reviews will result in tax liabilities for the Company. In the event that additional taxes are payable, including interest and surcharges, as a result of the Tax Authority reviews, they will be charged to expense in the period assessed. However, in Management’s and legal advisors’ opinion, any additional tax assessment would not be significant to the consolidated financial statements.

Tax contingencies -

Withholding income tax for fiscal years 2002 and 2003 -

The Tax Administration challenged the withholding tax rate applied on the technical assistance services provided by a non-resident supplier. The services were executed in Peru and also abroad; however, the Company was not able to prove that during the tax audit. Based on that, the Tax Administration considers that the services were wholly executed in Peru; therefore, the withholding tax rate should be 30% instead of 12%. Currently there is no contingency in this regard. The tax liability has been paid by the Company.

Tax Dispute related to the amortization of the contractual rights -

In 2000, Yanacocha paid Buenaventura and Minas Conga S.R.L. a total of US$29 million to assume their respective contractual positions in mining concession agreements with Chaupiloma Dos de Cajamarca S.M.R.L. The contractual rights allowed Yanacocha the opportunity to conduct exploration on the concessions, but not a purchase of the concessions. The tax authority alleges that the payments to Buenaventura and Minas Conga S.R.L. were acquisitions of mining concessions requiring the amortization of the amounts under the Peru Mining Law over the life of the mine. Yanacocha expensed the amounts at issue in the initial year since the payments were not for the acquisition of a concession but rather these expenses represent the payment of an intangible and therefore, amortizable in a single year or proportionally for up to ten years according to Income Tax Law. In 2010, the tax court in Peru ruled in favor of Yanacocha and the tax authority appealed the issue to the judiciary. The first appellate court confirmed the ruling of the tax court in favor of Yanacocha. However, in November, 2015, a Superior Court in Peru made an appellate decision overturning the two prior findings in favor of Yanacocha. Yanacocha has appealed the Superior Court ruling to the Peru Supreme Court. On January 18, 2019, the Peru Supreme Court issued notice that three judges support the position of the tax authority and two judges support the position of Yanacocha. Because four votes are required for a final decision, an additional judge was selected to issue a decision and the parties conducted oral arguments in April 2019. In early February 2020, the additional judge ruled in favor of the tax authority, finalizing a decision of the Peru Supreme Court against Yanacocha, see note 24. Yanacocha will file an action objecting to the fines and interest associated with the underlying decision of the Peru Supreme Court. The potential outstanding liability in this matter amounts up to US$61 million. It is not possible to fully predict the outcome of this litigation.

Letters of Guarantee -

The Company has signed Letters of Guarantee with various financial institutions in accordance with the Mine Closure Regulation approved by Supreme Decree No.033‑2005 of the Ministry of Energy and Mines. The table below sets out the outstanding signed commitments at year ends by financial institution.

	2019	2018	2017
	US$(000)	US$(000)	US$(000)

Scotiabank	253,317	235,000	190,000
Pacífico Surich	200,000	—	—
La Positiva	70,000	—	—
Rimac (Travelers)	60,000	—	—
Banco de Credito del Peru (a)	—	114,251	123,729
BBVA Continental	—	190,000	190,000

	583,317	539,251	503,729

(a)Letters of guarantee of Banco de Credito del Peru include US$6,321 related to San Jose Reservoir Trust in 2017. In 2019 and 2018 letters of guarantee were not required.

Letters of guarantee shall come into force if the Company fails to execute in whole or in part the mine closure plan.